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                                                                    EXHIBIT 10.7

[PLATINUM LOGO]                                   2 World Financial Center
                                                  225 Liberty Street, 23rd Floor
                                                  New York, NY 10281

                                                    Tel:  212-238-9600

March 12, 2004

SHN Enterprises, Inc.
Attn:  Steven H. Newman
24342 La Masina
Calabasas, CA 91302

Dear Steve:

         Reference is hereby made to the letter dated March 1, 2002, as amended (the "Letter Agreement"), by and between The St. Paul Companies, Inc. and SHN Enterprises, Inc. ("SHN Enterprises") regarding the terms and conditions of the consulting arrangement between SHN Enterprises and Platinum Underwriters Reinsurance, Inc. (the "Company"). This letter (the "Letter Amendment") amends the Letter Agreement to replace Section 4(a) in its entirety with the following:

(a) ANNUAL. DURING THE CONSULTING PERIOD, YOU WILL BE ELIGIBLE TO RECEIVE AN ANNUAL INCENTIVE PAYMENT (THE "ANNUAL INCENTIVE") WITH (i) A TARGET INCENTIVE OPPORTUNITY EQUAL TO $440,000 (THE "TARGET") AND (ii) A MAXIMUM TARGET INCENTIVE OPPORTUNITY EQUAL TO TWO HUNDRED PERCENT (200%) OF THE TARGET. THE OBJECTIVES FOR YOUR ANNUAL INCENTIVE WILL BE DETERMINED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF PLATINUM UNDERWRITERS HOLDINGS, LTD. IN CONSULTATION WITH YOU AND THE BOARD OF DIRECTORS OF PLATINUM UNDERWRITERS HOLDINGS, LTD.

         All other terms and conditions of the Letter Agreement remain in full force and effect. This Letter Amendment is intended to be a binding obligation upon the Company and you. If this Letter Amendment correctly reflects your understanding, please sign and return one copy to me for the Company's records.

                                       Platinum Underwriters Reinsurance, Inc.

                                       By: /s/ Michael D. Price
                                           -------------------------------------
                                           Michael D. Price
                                           President and Chief Underwriting
                                           Officer

The above Letter Amendment correctly reflects our understanding, and I hereby confirm my agreement to the same.

SHN Enterprises, Inc.

By: /s/ Steven H. Newman
    ------------------------------
    Steven H. Newman
    President